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                       Supplement dated February 22, 2002
                         to Prospectus dated May 1, 2001

                                       for
                      ENSEMBLE III VARIABLE LIFE INSURANCE
                                    Issued by
                             JPF SEPARATE ACCOUNT A
                                       of
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

This supplement updates certain information contained in the prospectus and, to the extent inconsistent, it supersedes it. Retain it with the prospectus for future reference. You may obtain an additional copy of the prospectus, free of charge, by writing or calling Jefferson Pilot Financial Insurance Company ("JP Financial") at the address or telephone number set forth below.

The following language is added to the section entitled "SUPPLEMENTAL BENEFITS" following the section subtitled "ACCIDENTAL DEATH BENEFIT RIDER."

         "ADDITIONAL COVERAGE RIDER - provides coverage in addition to the base coverage provided by the Policy.

         "The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

         "The minimum Specified Amount of the rider is $25,000. The Policy Specified Amount must be the greater of $25,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the policy with the Rider attached is $100,000.

         "There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% of the Rider Load Basis Amount in Rider Year One and 1.0% of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each monthly Anniversary Date for the first two Policy Years. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 2 and 3 of the Prospectus.
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         "The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

         "There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                ONE GRANITE PLACE
                          CONCORD, NEW HAMPSHIRE 03301
                              (800) 258-3648 X7719